Schedule II

Funds of the Trust
(as of December 4, 2023)

*effective not launched

First Trust Income Opportunities ETF (FCEF)

First Trust Flexible Municipal High Income ETF (MFLX)

First Trust TCW Opportunistic Fixed Income ETF (FIXD)

First Trust TCW Unconstrained Plus Bond ETF (UCON)

First Trust Low Duration Strategic Focus ETF (LSDF)

FT Cboe Vest U.S. Equity Buffer ETF – August (FAUG)

FT Cboe Vest U.S. Equity Deep Buffer ETF – August (DAUG)

FT Cboe Vest U.S. Equity Buffer ETF – November (FNOV)

FT Cboe Vest U.S. Equity Deep Buffer ETF – November (DNOV)

First Trust Active Factor Large Cap ETF (AFLG)

First Trust Active Factor Mid Cap ETF (AFMC)

First Trust Active Factor Small Cap ETF (AFSM)

FT Cboe Vest U.S. Equity Buffer ETF – February (FFEB)

FT Cboe Vest U.S. Equity Deep Buffer ETF – February (DFEB)

First Trust TCW Securitized Plus ETF (DEED)

FT Cboe Vest U.S. Equity Buffer ETF – May (FMAY)

FT Cboe Vest U.S. Equity Deep Buffer ETF – May (DMAY)

First Trust Multi-Manager Large Growth ETF (MMLG)

FT Cboe Vest U.S. Equity Buffer ETF – June (FJUN)

FT Cboe Vest U.S. Equity Deep Buffer ETF – June (DJUN)

FT Cboe Vest U.S. Equity Buffer ETF – July (FJUL)

FT Cboe Vest U.S. Equity Deep Buffer ETF – July (DJUL)

FT Cboe Vest Fund of Buffer ETFs (BUFR)

FT Cboe Vest U.S. Equity Buffer ETF – September (FSEP)

FT Cboe Vest U.S. Equity Deep Buffer ETF – September (DSEP)

FT Cboe Vest U.S. Equity Buffer ETF – October (FOCT)

FT Cboe Vest U.S. Equity Deep Buffer ETF – October (DOCT)

FT Cboe Vest U.S. Equity Buffer ETF – December (FDEC)

FT Cboe Vest U.S. Equity Deep Buffer ETF – December (DDEC)

FT Cboe Vest Nasdaq-100® Buffer ETF – December (QDEC)

FT Cboe International Equity Buffer ETF – December (YDEC)

FT Cboe Vest U.S. Equity Buffer ETF – January (FJAN)

FT Cboe Vest U.S. Equity Deep Buffer ETF – January (DJAN)

FT Cboe Vest Fund of Deep Buffer ETFs (BUFD)

First Trust TCW Emerging Markets Debt ETF (EFIX)

FT Cboe Vest U.S. Equity Buffer ETF – March (FMAR)

FT Cboe Vest U.S. Equity Deep Buffer ETF – March (DMAR)

FT Cboe Vest Nasdaq-100® Buffer ETF – March (QMAR)

FT Cboe International Equity Buffer ETF – March (YMAR)

FT Cboe Vest U.S. Equity Buffer ETF – April (FAPR)

FT Cboe Vest U.S. Equity Deep Buffer ETF – April (DAPR)

Schedule II (Continued)

Funds of the Trust

First Trust Innovation Leaders ETF (ILDR)

FT Cboe Vest Nasdaq-100® Buffer ETF – June (QJUN)

FT Cboe Vest International Equity Buffer ETF – June (YJUN)

First Trust Expanded Technology ETF (XPND)

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – June (XJUN)

FT Cboe Vest Nasdaq-100® Buffer ETF – September (QSEP)

FT Cboe Vest International Equity Buffer ETF – September (YSEP)

First Trust SkyBridge Crypto Industry and Digital Economy ETF (CRPT)

First Trust Multi-Manager Small Cap Opportunities ETF (MMSC)

FT Cboe Vest Buffered Allocation Defensive ETF (BUFT)

FT Cboe Vest Buffered Allocation Growth ETF (BUFG)

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – December (XDEC)

FT Cboe Vest Fund of Nasdaq-100® Buffer ETFs (BUFQ)

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – September (XSEP)

FT Cboe Vest U.S. Equity Moderate Buffer ETF – January (GJAN)

FT Cboe Vest U.S. Equity Moderate Buffer ETF – February (GFEB)

First Trust Multi-Strategy Alternative ETF (LALT)

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – March (XMAR)

FT Cboe Vest U.S. Equity Moderate Buffer ETF – March (GMAR)

FT Cboe Vest U.S. Equity Moderate Buffer ETF – April (GAPR)

FT Cboe Vest U.S. Small Cap Moderate Buffer ETF – May (SMAY)

FT Cboe Vest U.S. Equity Moderate Buffer ETF – May (GMAY)

FT Cboe Vest U.S. Equity Moderate Buffer ETF – June (GJUN)

FT Cboe Vest U.S. Equity Moderate Buffer ETF – July (GJUL)

FT Cboe Vest U.S. Equity Moderate Buffer ETF – August (GAUG)

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – July (XJUL)

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – August (XAUG)

FT Cboe Vest U.S. Small Cap Moderate Buffer ETF – August (SAUG)

FT Cboe Vest U.S. Equity Moderate Buffer ETF – September (GSEP)

FT Cboe Vest U.S. Equity Buffer & Premium Income ETF – September (XISE)

FT Cboe Vest U.S. Equity Moderate Buffer ETF – October (GOCT)

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – October (XOCT)

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – November (XNOV)

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – January (XJAN)*

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – February (XFEB)*

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – April (XAPR)*

FT Cboe Vest U.S. Equity Enhance & Moderate Buffer ETF – May (XMAY)*

FT Cboe Vest U.S. Equity Moderate Buffer ETF – November (GNOV)

FT Cboe Vest U.S. Small Cap Moderate Buffer ETF – November (SNOV)

FT Cboe Vest Laddered Moderate Buffer ETF (BUFZ)

First Trust Active Global Quality Income ETF (AGQI)

FT Cboe Vest U.S. Equity Moderate Buffer ETF – December (GDEC)*

FT Cboe Vest U.S. Equity Buffer & Premium Income ETF – December (XIDE)